Exhibit 99.1

Memorandum

DATE:	July 25, 2016

TO:	Members of the Board of Directors
Officers Subject to Section 16

FROM:	Maryanne R. Lavan

SUBJECT:	Notice of Potential Special Trading Blackout in Connection with the Agreement and Plan of Merger dated January 26, 2016, by and among Lockheed Martin Corporation, Leidos Holdings, Inc. (Leidos), Abacus Innovations Corporation and Lion Merger Co., as amended.

This notice of a potential special trading blackout (the Special Blackout) applicable to Lockheed Martin Corporation securities is being provided in connection with the offer to exchange shares of Lockheed Martin Common stock pursuant to the Prospectus dated July 11, 2016 (the Prospectus). We are obligated by Securities and Exchange Commission (SEC) regulations to send you this notice.

Specifically, we are required to notify directors of Lockheed Martin and those officers of Lockheed Martin who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, that you may be prohibited, from August 9, 2016, at 4:00 p.m. Eastern Daylight time, through the week ending on August 19, 2016, from purchasing, selling or otherwise acquiring or transferring Lockheed Martin common stock or derivative securities with respect to Lockheed Martin common stock (such as stock units in our nonqualified plans) where such common stock or derivative securities were acquired in connection with your service or employment as a director or officer of Lockheed Martin. It is possible that the Special Blackout may end earlier or later than anticipated. We will notify you if this occurs.

The Special Blackout will be imposed only if two conditions are met:

i.	50% or more of the participants or beneficiaries located in the U.S., its territories and possessions under individual account plans maintained by Lockheed Martin (collectively, the Plans) direct the trustee for the applicable Plan (or its designated agent) to exchange in the Exchange Offer some or all of the Lockheed Martin common stock in Plan accounts invested in Lockheed Martin common stock, including the Employee Stock Ownership (ESOP) Fund and the Company Common Stock Fund (the Lockheed Martin Stock Funds); and

ii.	in connection with administering the Exchange Offer, restrictions for more than three consecutive business days are imposed on Plan accounts invested in the Lockheed Martin Stock Funds of employees electing to participate in the Exchange Offer. During that time, exchanging participants will be unable to transfer that portion of their account balances subject to their Exchange Offer election out of the Lockheed Martin Stock Funds or obtain any distributions, withdrawals or loans, in each case, involving amounts attributable to the Lockheed Martin Stock Funds subject to an Exchange Offer election.

Based on our communications with the record-keeper and trustee for the Plans, it will be necessary to impose the restrictions described above on accounts of employees who elect to participate in the Exchange Offer through their Plan accounts. These restrictions are necessary to allow the accurate processing of the exchange instructions received from participants in the Plans. Thus, we anticipate that the second of the two conditions will be met. At this time, we do not know if 50% or more of Plan participants actually will participate in the Exchange Offer and, thus, whether the first condition will be met and the Special Blackout will be imposed. We are required, however, to prepare for the possible imposition of a blackout and send this notice. If we determine that fewer than 50% of the Plan participants actually participate in the Exchange Offer, the Special Blackout will not be imposed. Additionally, as noted above, its duration may change depending upon the speed with which exchange instructions are processed.

If the Special Blackout is imposed, you may not purchase, sell or otherwise acquire or transfer shares of Lockheed Martin common stock or derivative securities (stock units, options, puts, calls, straddles, etc.), whether or not you hold Lockheed Martin common stock in any of the Plans and whether or not you participate in the Exchange Offer. This prohibition also will apply to your spouse, minor children, anyone who lives in your household and anyone who is financially dependent on you. If the Special Blackout is imposed, subject to pre-clearance by Maryanne Lavan, Marian Block, Stephen Piper or Kerri Morey, it will not prohibit you from (i) participating in the Exchange Offer; or (ii) making gifts of Lockheed Martin common stock. Automatic transactions such as Company matching contributions made in Company stock will continue.

If the Special Blackout is imposed, during the blackout period and for a period of two years after the expiration of the blackout period, you may obtain, without charge, information about this notice or about the actual beginning and ending dates of the Special Blackout by contacting Marian Block, as follows:

Marian S. Block

Vice President and Associate General Counsel

6801 Rockledge Dr.

Bethesda, MD 20817

(301) 897-6000

marian.s.block@lmco.com

Important Legal Information

No statement in this document is an offer to purchase or a solicitation of an offer to sell securities. The solicitation and the offer to exchange Lockheed Martin common stock are made only pursuant to the Exchange Offer described in the Prospectus. The Prospectus contains important information that should be read carefully before any decision is made with respect to the Exchange Offer. Such materials have been made available to Lockheed Martin common stockholders at no expense to them. In addition, such materials (and all other offer documents filed with the SEC) are available at no charge on the SEC’s website: www.sec.gov.

Cautionary Statement Regarding Forward Looking Statements

The forward looking statements contained in this document involve risks and uncertainties that may affect Lockheed Martin and Leidos’ operations, markets, products, services, prices and other factors as discussed in filings with the SEC. These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the expectations of either company will be realized. This document also contains statements about Lockheed Martin’s agreement to separate a substantial portion of its government information technology infrastructure services business and its technical services business, which have been realigned in the IS&GS business segment, and combine this business with Leidos in a Reverse Morris Trust transaction (the “Transaction”). Many factors could cause actual results to differ materially from these forward-looking statements with respect to the Transaction, including risks relating to the completion of the transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, the dependency of any split-off transaction on market conditions and the value to be received in any split-off transaction, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations, Leidos’ ability to integrate the businesses successfully and to achieve anticipated synergies, and the risk that disruptions from the Transaction will harm Lockheed Martin’s or Leidos’ business. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Lockheed Martin’s or Leidos’ consolidated financial condition, results of operations or liquidity. For a discussion identifying additional important factors that could cause actual results to vary materially from those anticipated in the forward-looking statements, see Lockheed Martin and Leidos’ filings with the SEC, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lockheed Martin’s annual report on Form 10-K for the year ended December 31, 2015 and in Leidos’ transition report on Form 10-K for the 11-month period ended January 1, 2016 and quarterly reports on Form 10-Q which are available on the respective companies websites at http://www.leidos.com (Leidos) and http://www.lockheedmartin.com (Lockheed Martin) and at the SEC’s website at http://www.sec.gov. Neither Lockheed Martin nor Leidos assumes any obligation to provide revisions or updates to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

In connection with the proposed transaction, Abacus Innovations Corporation, a wholly-owned subsidiary of Lockheed Martin created for the transaction (Abacus), has filed with the SEC a registration statement on Form S-4/S-1 containing a prospectus and Leidos has filed with the SEC a proxy statement on Schedule 14A and a registration statement on Form S-4 containing a prospectus. Lockheed Martin has filed a Tender Offer Statement on Schedule TO which more fully describes the terms and conditions of the exchange offer. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND PROXY STATEMENT AND ANY AMENDMENTS WHEN THEY BECOME AVAILABLE AS WELL AS ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the prospectuses and proxy statement and other documents filed with the SEC by Lockheed Martin, Abacus and Leidos at the SEC’s web site at http://www.sec.gov. Free copies of these documents and each of the companies’ other filings with the SEC, may also be obtained from the respective companies websites at http://www.leidos.com (Leidos) and http://www.lockheedmartin.com (Lockheed Martin).

This communication is not a solicitation of a proxy from any investor or security holder. However, Leidos, Lockheed Martin, and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from stockholders of Leidos in respect of the proposed transaction under the rules of the SEC. Information regarding Leidos’ directors and executive officers is available in Leidos’ Transition Report on Form 10-K filed with the SEC on February 26, 2016 and in its proxy statement for its annual meeting of stockholders filed on July 7, 2016. Information regarding Lockheed Martin’s directors and executive officers is available in Lockheed Martin’s 2015 Annual Report on Form 10-K filed with the SEC on February 24, 2016, and in its definitive proxy statement for its annual meeting of stockholders filed on March 11, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statements, prospectuses and proxy statement and other relevant materials to be filed with the SEC when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.